Exhibit B

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt _
President
Philippe Maystadt

                 /s/ J. P. Arnoldi
Director: M. Jean-Pierre ARNOLDI

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ L. Bini Smaghi               _
Director: Dott. Lorenzo BINI SMAGHI

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                         /s/ M.-A. da Costa Gomes
Director: Senhora Eng. M.-Alexandra da COSTA GOMES

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Eros
Director: Mr. János. EROS

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Grech
Director: Mr. Vince GRECH

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Kurt Hall
Director: Mr. Kurt A. Hall

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ A. Järvan
Director: Mr. Aare JÄRVAN

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Kakouris
Director: Mr. Kyriacos KAKOURIS

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ I. Krumane
Director: Mrs. Irena KRUMANE

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                  /s/ V. Macerauskiene
Director: Ms. Vilma MACERAUSKIENE

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Tytti Noras
Director: Mrs. Tytti NORAS

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ K. Oehler
Director: Herr. Klaus OEHLER

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                     /s/ Noel T. O’Gorman
Director: Mr. Noel Thomas O’GORMAN, M.A.

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Papadakis
Director: Mr. Ioannis PAPADAKIS

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                         /s/ Pérez Ribes
Director: Ilma Sra. Doña María PÉREZ RIBES

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ P. B. Rasmussen
Director: Mr. Per Bremer RASMUSSEN

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Klaus Regling
Director: Mr. Klaus REGLING

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ G. Reinesch
Director: M. Gaston REINESCH

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Renaud-Basso
Director: Mme. Odile RENAUD-BASSO

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Sigrid Selz
Director: Frau Sigrid SELZ

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ Sibil Svilan
Director: Mr. Sibil SVILAN

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ J. Tomorowicz
Director: Mr. Jacek TOMOROWICZ

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                   /s/ Tvaroška
Director: Mr. Vladimír TVAROŠKA

[Letterhead of]

E U R O P E A N   I N V E S T M E N T   B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to Notes and/or Bonds of the Bank, hereby appoints the President, each of the Vice Presidents of the Bank, Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others, for each of the undersigned and in his name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned members of its Board of Directors have hereunto set their hands as of 10th day of December, 2004.

EUROPEAN INVESTMENT BANK

/s/ P. Maystadt
President
Philippe Maystadt

                 /s/ J. W. van der Kaaij
Director: Mr. Jan Willem VAN DER KAAIJ